UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 5, 2006
BioScrip, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28740	05-0489664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Clearbrook Road, Elmsford, New York		10523
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (914) 460-1600

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01 Entry Into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1: FORM OF SIXTH AMENDMENT TO THE RECEIVABLES
EX-10.2: FORM OF FIRST AMENDMENT TO GUARANTEE
EX-10.3: FORM OF SUBSCRIPTION AGREEMENT

Item 2.01 Entry Into a Material Definitive Agreement.
On July 5, 2006, BioScrip, Inc. (the “Company”) amended its credit arrangements with HFG Healthco-4 LLC, an affiliate of Healthcare Finance Group, Inc. (“HFG”) principally to add into its borrowing base under its revolving credit facility the accounts receivable of certain operating subsidiaries previously not included under the credit facility. In connection with the amendment to its credit arrangements, BioScrip Infusion Services, Inc., BioScrip Pharmacy, Inc., JPD, Inc. d/b/a Northland Pharmacy and Natural Living, Inc. d/b/a BioScrip Pharmacy (the “New Providers”) as well as BioScrip PBM Services, Inc., BioScrip Infusion Services, LLC, and BioScrip Pharmacy Services, Inc. (the “Initial Providers”), entered into the Sixth Amendment to the Receivables Purchase and Transfer Agreement, dated as of November 1, 2000 (the “RPTA”), among the Initial Providers and MIM Funding LLC (the “Purchaser”), which was consented to by the Company. Also on that date the New Providers, the Initial Providers and the Parent entered into a Subscription Agreement pursuant to which the New Providers would become members of the Purchaser and obtain a percentage interest in its receivables to the extent of their percentage contribution of receivables to the Purchaser under the RPTA, as amended.
As a result of the transactions contemplated under the Subscription Agreement and the Sixth Amendment to the RPTA, (i) the New Providers were added as providers under the RPTA, (ii) the New Providers will sell and contribute their receivables to the Purchaser on a continuing basis, and the Purchaser will purchase or accept the contribution of such Receivables; and (iii) as collateral security for certain of the Purchaser’s obligations under the RPTA, the New Providers have granted the Purchaser a first-priority lien on and security interest and right of set-off against (a) all of the accounts, including receivables, now or later owned or held by the New Providers, and the proceeds thereof, and (b) any and all cash collateral reserve accounts established pursuant to the RPTA.
Also on July 5, 2006, the Company entered into a first amendment to its guaranty made in favor of Purchaser. Under the terms of the guarantee, BioScrip guaranteed the obligations of the Initial Providers to the Purchaser under the RPTA to (i) repurchase and indemnify the Purchaser and (ii) pay costs, expenses and fees under the RPTA to the Purchaser. Pursuant to the terms of the first amendment to the guarantee, BioScrip will extend its guarantee in respect of the comparable obligations of the New Providers under the RPTA.
Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.	The following information is furnished as an exhibit to this Current Report:

Exhibit No.	Description of Exhibit
10.1	Form of Sixth Amendment to the Receivables Purchase and Transfer Agreement

10.2	Form of First Amendment to Guarantee

10.3	Form of Subscription Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: July 11, 2006	BIOSCRIP, INC.
	By:	/s/ Barry A. Posner
Barry A. Posner,
Executive Vice President, Secretary and General Counsel

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